Exh. (16)(a)

                               POWERS OF ATTORNEY


           We, the undersigned State Street Research Financial Trust (the "Trust"), a Massachusetts business trust, its trustees, its principal executive officer and its principal financial and accounting officer, hereby severally constitute and appoint Francis J. McNamara, III and Darman A. Wing, as our true and lawful attorneys, with full power to each of them alone to sign for us, and in our names and in the capacities indicated below, any Registration Statement, including any Registration Statement on Form N-14, and any and all amendments thereto, of the Trust filed with the Securities and Exchange Commission and generally do all such things in our names and in the indicated capacities as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they have been and may be signed by our said attorneys to said Registration Statements, and any and all amendments thereto.

          IN WITNESS WHEREOF, we have hereunto set our hands, on this 30th day of January, 1997.


SIGNATURES

STATE STREET RESEARCH FINANCIAL TRUST


/s/ Ralph F. Verni                        /s/ Thomas L. Phillips
    ----------------------------------        ----------------------------------
    Ralph F. Verni, Trustee and               Thomas L. Phillips, Trustee
    principal executive officer


/s/ Gerard P. Maus                        /s/ Toby Rosenblatt
    ----------------------------------        ----------------------------------
    Gerard P. Maus, Principal financial       Toby Rosenblatt, Trustee
    and accounting officer


/s/ Edward M. Lamont                      /s/ Michael S. Scott Morton
    ----------------------------------        ----------------------------------
    Edward M. Lamont, Trustee                 Michael S. Scott Morton, Trustee


/s/ Robert A. Lawrence                    /s/ Jeptha H. Wade
    ----------------------------------        ----------------------------------
    Robert A. Lawrence, Trustee               Jeptha H. Wade, Trustee


/s/ Dean O. Morton
    ----------------------------------
    Dean O. Morton, Trustee